Information on market risk and fair value of financial assets and liabilities (telecom activities)	12 Months Ended
Dec. 31, 2023
Financial assets, liabilities and financial results (telecom activities)
Information on market risk and fair value of financial assets and liabilities (telecom activities)

Note 14    Information on market risk and fair value of financial assets and liabilities (telecom activities)

The Group uses financial position or performance indicators that are not specifically defined by IFRS, such as EBITDAaL (see Note 1.10) and net financial debt (see Note 13.3).

Market risks are monitored by Orange’s Treasury and Financing Committee, which reports to the Executive Committee. The Committee is chaired by the Group’s Executive Committee member in charge of Finance, Performance and Development and meets on a quarterly basis.

It sets the guidelines for managing the Group’s debt, especially in respect of its interest rate, foreign exchange, liquidity and counterparty risk exposure for the coming months, and reviews past management (transactions carried out, financial results).

Macroeconomic events and their consequences on the financial market did not call into question the risk management policy relating to financial instruments. The Group continued to set up and manage hedging instruments in order to limit its exposure to operational and financial foreign exchange and interest rate risks, while maintaining a diversified financing policy.

14.1    Interest rate risk management

Management of fixed-rate/variable-rate debt

Orange group seeks to manage its fixed-rate/variable-rate exposure in euros in order to minimize interest costs by using firm and conditional interest rate derivatives such as swaps, futures, caps and floors.

The fixed-rate component of gross financial debt, excluding cash collateral received and agreements to buy back non-controlling interests, is estimated at 91% at December 31, 2023, 96% at December 31, 2022 and 94% at December 31, 2021.

Sensitivity analysis of the Group’s position to changes in interest rates

The sensitivity of the Group’s financial assets and liabilities to interest rate risk is only analyzed for the components of net financial debt that are interest-bearing and therefore exposed to interest rate risk.

Sensitivity of financial expenses

Based on a constant amount of debt and a constant management policy, a 1% rise in interest rates would increase the annual cost of gross financial debt by 14 million euros, while a decrease of 1% would lower it by 12 million euros.

Sensitivity of cash flow hedge reserves

A 1% rise in euro interest rates would improve the market value of derivatives designated as cash flow hedges and increase the associated cash flow hedge reserves by approximately 695 million euros. A 1% decrease in euro interest rates would reduce their market value and decrease the cash flow hedge reserve by approximately 696 million euros.

14.2    Foreign exchange risk management

Operational foreign exchange risk

The Group’s foreign operations are carried out by entities that operate in their own country and mainly in their own currency. Their operational exposure to foreign exchange risk is therefore limited to certain types of flows: purchases of equipment or network capacity, purchases of devices and equipment sold or leased to customers and purchases from or sales to international carriers.

Whenever possible, the entities of the Orange group have put in place policies to hedge this exposure (see Note 13.8).

Financial foreign exchange risk

Financial foreign exchange risk mainly relates to:

–  dividends paid to the parent company: in general, the Group’s policy is to economically hedge this risk from the date of the relevant subsidiary’s Shareholders’ Meeting;

–  financing of the subsidiaries: except in special cases, the subsidiaries are required to cover their funding needs in their functional currency;

–  Group financing: most of the Group’s bonds, after derivatives, are denominated in euros. From time to time, Orange SA issues bonds in markets other than euro markets (primarily the US dollar, pound sterling and Swiss franc). If Orange SA does not have assets in these currencies, in most cases, the issues are translated into euros through cross-currency swaps. The debt allocation by currency also depends on the level of interest rates and particularly on the interest rate differential relative to the euro.

Following the repurchase at the end of 2022 of the last subordinated notes denominated in pounds sterling (see Note 15.4), the Group is no longer exposed to the financial exchange risk resulting from these instruments.

The table below shows the main exposures to foreign exchange fluctuations of the net financial debt in foreign currencies of Orange SA, Orange Polska and Orange Egypt, and also shows the sensitivity of the entity to a 10% change in the foreign exchange rates of the currencies to which it is exposed. Orange SA and Orange Egypt are the entities bearing the main foreign exchange risk, including internal transactions that generate a net foreign exchange gain or loss in the Consolidated Financial Statements.

	Exposure in currency units						Sensitivity analysis
(in millions of currency units)	EUR	USD	GBP	PLN	CHF	Total	10% gain in	10% loss in
						translated	euro	euro
Orange SA	—	8	—	(1)	(13)	(7)	1	(1)
Orange Polska	(116)	(6)	—	—	—	(121)	11	(13)
Orange Egypt	—	(83)	—	—	—	(75)	7	(8)
Total (currencies)	(116)	(80)	—	(1)	(13)	(202)

Foreign exchange risk to assets

Due to its international presence, the Orange group’s statement of financial position is exposed to foreign exchange fluctuations, as these affect the translation of the assets of subsidiaries and shareholdings denominated in foreign currencies. The currencies concerned are mainly the pound sterling, the zloty, the Egyptian pound, the US dollar, the Jordanian dinar and the Moroccan dirham.

To hedge its largest foreign asset exposures, Orange has issued debt in the relevant currencies.

The amounts presented below take into account Mobile Financial Services activities (mainly in euros).

	Contribution to consolidated net assets										Sensitivity analysis
	EUR	USD	GBP	PLN		EGP	JOD	MAD	Other	Total	10%	10%
(in millions of euros)									currencies		gain in	loss in
											euro	euro
Net assets excluding net debt (a)(1)	51,599	232	68	3,591		732	547	1,012	4,320	62,101	(955)	1,167
Net debt by currency including derivatives (b)(2)	(25,795)	129	(3)	(856)		(118)	(15)	(465)	121	(27,002)	110	(134)
Net assets by currency (a) + (b)	25,804	360	65	2,735	(3)	614	532	547	4,441	35,098	(845)	1,033

(1)	Excluding components of net financial debt.
(2)	Net financial debt as defined and used by Orange does not take into account Mobile Financial Services activities, for which this concept is not relevant (see Note 13.3).
(3)	Share of net assets attributable to owners of the parent company in zlotys amounts to 1,386 million euros.

Due to its international presence, the Orange group income statement is also exposed to risk arising from changes in foreign exchange rates due to the conversion, in the consolidated financial statements, of its foreign subsidiaries’ financial statements.

(in millions of euros)	Contribution to consolidated financial income statement									Sensitivity analysis
	EUR	USD	GBP	PLN	EGP	JOD	MAD	Other	Total	10% gain	10% loss
								currencies		in euro	in euro

Revenue	31,620	1,154	272	2,822	751	462	700	6,340	44,122	(1,137)	1,389
EBITDAaL	9,310	183	6	695	298	189	200	2,154	13,035	(339)	414
Operating income	2,876	108	(7)	270	171	107	62	1,382	4,969	(190)	233

14.3    Liquidity risk management

Diversification of sources of funding

Orange has diversified sources of funding:

–  regular issues in the bond markets;

–  occasional financing through loans from multilateral or development lending institutions;

–  issues in the short-term securities markets under the NEU Commercial Paper program (Negotiable European Commercial Paper, formerly called "commercial paper").

Liquidity of investments

Orange invests its cash surpluses in cash equivalents that meet IAS 7 cash equivalent criteria or at fair value investments (negotiable debt securities, bonds with a maturity of no more than two years, UCITS and term deposits). These investments prioritize minimizing the risk of capital loss over performance.

Cash, cash equivalents and fair value investments are held mainly in France and other European Union countries, which are not subject to restrictions on convertibility or exchange controls.

Smoothing debt maturities

The policy followed by Orange is to apportion debt maturities evenly over the years to come.

The following table shows undiscounted future cash flows for each financial liability shown on the statement of financial position. The key assumptions used in this schedule are:

–  amounts in foreign currencies are translated into euros at the year-end closing rate;

–  future variable-rate interest is based on the last fixed coupon, unless a better estimate is available;

–  TDIRAs being necessarily redeemable in new shares, no redemption is taken into account in the maturity analysis. In addition, as the interest payable on the bonds is due over an undetermined period (see Note 13.4), only interest payable for the first period is included (including interest payments for other periods would not provide relevant information);

–  the maturities of revolving credit lines are the contractual maturity dates;

–  “Other items” (undated and non-cash items) reconcile, for financial liabilities not accounted for at fair value, the future cash flows and the balance in the statement of financial position.

(in millions of euros)	Note	December 31,	2024		2025	2026	2027	2028	2029	Other
		2023							and beyond	items (1)
TDIRA	13.4	643	10		—	—	—	—	—	633
Bonds	13.5	28,919	2,455		2,440	1,596	2,031	1,697	18,848	(147)
Bank loans and from development organizations and multilateral lending institutions	13.6	3,339	825		895	489	490	116	536	(13)
Debt relating to financed assets	13.3	411	124		108	91	70	17	—	—
Cash collateral received	13.3	586	586		—	—	—	—	—	—
NEU commercial papers(2)	13.3	1,247	1,254		—	—	—	—	—	(7)
Bank overdrafts	13.3	234	234		—	—	—	—	—	—
Other financial liabilities	13.3	615	562		5	5	5	—	38	—
Derivatives (liabilities)	13.3	245	1		27	12	—	20	3	—
Derivatives (assets)	13.3	(923)	(6)		(80)	(6)	(6)	(6)	(652)	—
Other Comprehensive Income related to unmatured hedging instruments	13.3	(110)	—		—	—	—	—	—	—
Gross financial debt after derivatives		35,205	6,047		3,395	2,188	2,590	1,843	18,772	466
Trade payables		11,597	9,989		193	149	188	590	488	—
Total financial liabilities (including derivatives assets)		46,803	16,035	(3)	3,588	2,337	2,778	2,433	19,260	466
Future interests on financial liabilities(4)			1,440		933	816	905	807	4,128	—

(1)	Undated items: TDIRA notional. Non-cash items: amortized cost on bonds and bank loans, and discounting effect on long term trade payables.
(2)	Negotiable European Commercial Paper (formerly called "commercial paper").
(3)	Amounts presented for 2024 correspond to notional and accrued interests not yet due (for 494 million euros).
(4)	Mainly future interests on bonds for 8,150 million euros, on bank loans for 323 million euros and on derivatives instruments for (1,366) million euros.

The liquidity position is one of the indicators of financial position used by the Group. This aggregate, not defined by IFRS, may not be comparable to similarly titled indicators used by other groups.

At December 31, 2023, the liquidity position of Orange’s telecom activities amounts to 14,302 million euros and exceeds the repayment obligations of its gross financial debt in 2024. It breaks down as follows:

Liquidity position

(in millions of euros)

At December 31, 2023, the Orange group’s telecom activities has access to credit facilities in the form of bilateral credit lines and syndicated credit lines. Most of these lines bear interest at variable rates. The available undrawn amount of the credit facilities is 6,120 million euros (including 6,000 million euros for Orange SA).

Cash equivalents amounted to 2,444 million euros, mainly at Orange SA, comprising 1,979 million euros of UCITS and 100 million euros of term deposits.

Investments at fair value amounted to 2,678 million euros, exclusively at Orange SA, comprising 2,485 million euros of NEU Commercial Paper and 166 million euros of bonds.

Any specific contingent commitments in terms of financial ratios are presented in Note 14.4.

Due to its cash level and other immediately disposable investments, the Group is not dependent on the sale of receivables organized in certain countries (see Note 4.3).

Change in Orange’s credit rating

Orange’s credit rating is an additional overall performance indicator used to assess the Group’s financial policy and risk management policy and, in particular, its solvency and liquidity risk. It is not a substitute for an analysis carried out by investors. Rating agencies regularly review the ratings they award. Any change in the rating could affect the cost of future financing or access to liquidity.

In addition, a change in Orange’s credit rating will, for certain outstanding financing, affect the remuneration paid to investors:

–  one Orange SA bond (see Note 13.5) with an outstanding amount of 2.5 billion US dollars maturing in 2031 (equivalent to 2.3 billion euros at December 31, 2023) is subject to a step-up clause in the event that Orange’s credit rating changes. This clause was triggered in 2013 and 2014: the coupon due in March 2014 was thus calculated on the basis of an interest rate of 8.75%. And since then, the bond has been bearing interest of 9%;

–  the margin of the 6 billion euro syndicated credit facility signed on November 23, 2022 is subject to change depending on whether Orange’s credit rating is raised or lowered. At December 31, 2023, this credit facility was undrawn.

Orange’s rating did not change during 2023. For Moody’s Investors Service (Moody’s), the outlook included in the rating changed during 2023, from stable to positive.

	Standard	Moody’s	Fitch
	& Poor’s		Ratings
Long-term debt	BBB+	Baa1	BBB+
Outlook	Stable	Positive	Stable
Short-term debt	A2	P2	F2

14.4    Financial ratios and commitments to sustainability targets

Main commitments with regard to financial ratios

Orange SA does not have any credit line or loan subject to specific covenant with regard to financial ratios.

Certain subsidiaries of Orange SA have pledged to comply with certain financial ratios related to indicators defined in the contracts with the banks. The breach of these ratios constitutes an event of default that can lead to early repayment of the line of credit or loan concerned.

The main commitments are as follows:

–  Orange Egypt: in respect of bank financing agreements signed in 2018 and 2022, of which the total amount outstanding at December 31, 2023 is 3,050 million Egyptian pounds and 83 million US dollars (i.e. 164 million euros), Orange Egypt is required to comply with a “net senior debt to reported EBITDA” ratio;

–  Médi Telecom: in respect of its bank financing agreements signed in 2022, of which the total amount outstanding at December 31, 2023 is 3,659 million Moroccan dirhams (i.e. 335 million euros), Médi Telecom is required to comply with ratios relating to its “net financial debt,” “net financial debt/EBITDA” and “net equity;”

–  Orange Côte d’Ivoire: in respect of its bank financing agreements signed in 2016 and 2019, of which the total amount outstanding at December 31, 2023 is 70 billion CFA francs (i.e. 107 million euros), Orange Côte d’Ivoire is required to comply with a “net debt to reported EBITDA” ratio;

These ratios were complied with at December 31, 2023.

Main commitments to sustainability targets

Orange SA is committed to social and environmental responsibility. This commitment is expressed, among other things, by the introduction of financial liabilities that include a step-up clause to change the coupon rates if Orange fails to meet its sustainability target:

−	On November 23, 2022, Orange signed with 27 international banks a 6 billion euros multi-currency syndicated revolving credit facility indexed on environmental and social indicators, to refinance in advance its previous syndicated loan maturing in December 2023. This sustainable refinancing illustrates the Group’s environmental, social and governance (ESG) commitments, with an indexation of the margin to the achievement of objectives relating to CO2 emissions (scopes 1 & 2, scope 3), in line with Orange’s goal of being Net Zero Carbon by 2040, and to gender diversify its workforce. This new facility, initially maturing in November 2027, includes two options to extend for one more year each, exercisable by Orange and subject to the banks’ approval. In October 2023, Orange exercised the first option enabling the initial maturity to be extended with the agreement of the lenders as follows: 5,872 million euros maturing in November 2028 and 128 million euros retaining the initial maturity of November 2027.
−	On September 11, 2023 Orange carried out its first sustainability-linked bond issue, for a total nominal amount of 500 million euros, maturing in 2035, with a coupon rate of 3.875%. The bonds are linked to the Group’s target of reducing its greenhouse gas emissions (Scope 1, 2 and 3) and its commitment to provide digital support and training to external beneficiaries.

Default or material adverse change clauses

Most of Orange’s financing agreements, notably including the 6 billion euros syndicated credit facility set up on November 23, 2022, as well as bonds, are not subject to early redemption obligations in the event of a material adverse change or cross default provisions. However, most of these agreements include cross acceleration provisions. Thus, the mere occurrence of events of default in other financing agreements would not automatically trigger accelerated repayment under the aforementioned agreements.

14.5    Credit risk and counterparty risk management

The Group could be exposed to a concentration of counterparty risk in respect of its trade receivables, cash and cash equivalents, investments and derivatives.

Orange considers that it has limited concentration in counterparty risk with respect to trade receivables due to its large and diverse customer base (residential, professional and large business customers) operating in numerous industries and located in many French regions and foreign countries. The maximum value of the counterparty risk on these financial assets is equal to their recognized net carrying value. An analysis of net trade receivables past due is provided in Note 4.3. Loans and other receivables mainly include elements for which the amount due but not provisioned is not material.

Orange SA is exposed to counterparty risk through its investments and derivatives. Therefore, it performs a strict selection of public, financial or industrial institutions in which it invests or with which it enters into derivative agreements. This selection takes particular note of the institutions' credit ratings. Therefore:

–  for each non-banking counterparty selected for investments, limits are based on the ratings and maturities of the investments;

–  for each bank counterparty selected for investments and for derivatives, limits are based on equity, rating, CDS (credit default swaps, an accurate indicator of potential default risk) as well as on periodic analyses carried out by the Treasury Department;

–  theoretical limits and consumption limits are monitored and reported on a daily basis to the Group treasurer and the head of the trading room. These limits are adjusted regularly depending on credit events.

For derivatives, master agreements relating to financial instruments (French Banking Federation) are signed with all counterparties and provide for the netting of payables and receivables, in case of failure of one of the parties, as well as the calculation of a final balance to be received or paid. These agreements include a CSA (Credit Support Annex) cash collateral clause that can lead to either a deposit (collateral paid) or collection (collateral received), on a daily basis. These payment amounts correspond to the change in the market value of all derivatives.

As a rule, investments are negotiated with high-grade banks. Exceptionally, subsidiaries occasionally deal with counterparties with the highest ratings available locally.

Effect of mechanisms to offset exposure to credit risk and counterparty risk of derivatives

(in millions of euros)	December 31,	December 31,	December 31,
	2023	2022	2021
Collateralised Derivatives (net) (a)	647	1,014	408
Fair value of collateralised derivatives assets	867	1,374	690
Fair value of collateralised derivatives liabilities	(220)	(360)	(282)
Amount of cash collateral paid/(received) (b)	(565)	(1,034)	(362)
Amount of cash collateral paid	21	38	27
Amount of cash collateral received	(586)	(1,072)	(389)
Residual exposure to counterparty risk (a) + (b) (1)	82	(20)	46
Non collateralised Derivatives (net)	31	55	(3)
Fair value of non collateralised derivatives assets	56	81	—
Fair value of non collateralised derivatives liabilities	(25)	(26)	(3)

(1)	The residual exposure to counterparty risk is mainly due to a time difference between the valuation of derivatives at the closing date and the date on which the cash collateral exchanges were made.

The change in net cash collateral deposits between 2022 and 2023 is mainly due to the depreciation of the US dollar and the interest rate effect of derivatives hedging bonds denominated in US dollar. The change in net cash collateral received between 2021 and 2022 was mainly due to the appreciation of the US dollar and the depreciation of the pound sterling against the euro.

Sensitivity analysis of cash collateral to changes in market interest rates and exchange rates

A change in market interest rates (mainly euros) of +/-1% would affect the fair value of derivatives hedging interest rate risk as follows:

(in millions of euros)	Rate decrease of 1%	Rate increase of 1%
Change of fair value of derivatives	(717)	714
	Rate decrease of 1%	Rate increase of 1%
Amount of cash collateral paid (received)	717	(714)

A 10% increase or decrease in the euro exchange rate would affect the fair value of derivatives hedging foreign exchange risk as follows:

(in millions of euros)	10% loss in euro	10% gain in euro
Change of fair value of derivatives	1,285	(1,051)
	10% loss in euro	10% gain in euro
Amount of cash collateral received (paid)	(1,285)	1,051

14.6Commodity risk management (energy contracts)

The majority of the Group’s electricity needs are met through fixed-price or indexed forward purchase contracts, depending on the situation. In accordance with IFRS 9, contracts concluded on non-financial assets (electricity) to meet the normal business needs of the company and used solely for its business, rather than for speculation or arbitrage on energy price fluctuations, are not considered as derivatives (application of the "own-use" exemption in IFRS 9). The Group’s commitments under those contracts are presented as off-balance sheet commitments in Note 16.1.

To meet its commitments in terms of Net Zero Carbon by 2040, the Group enters into Power Purchase Agreements (PPA) for electricity generated by renewable sources. These contracts may be physical (with physical delivery of electricity and therefore not leading to the recognition of derivative instruments), or virtual. Energy supply is achieved through a portfolio of contracts mixing PPA, Solar/Energy As A Service, power purchase contracts with different terms (market), and supply contracts (aggregation and distribution).

The Group is considering Virtual Power Purchase Agreements (VPPAs). These contracts result in the recognition of derivatives at fair value through profit or loss since there is no physical delivery of electricity. At December 31, 2023, the Group has only Virtual Power Purchase Agreements in Poland and Romania. These contracts are classified as cash flow hedges, the ineffective portion of which has a direct impact on the income statement. Fluctuations in the fair value of the effective portion of the hedge are recognized in other comprehensive income (see Note 13.8.2).

The table below sets out the Group’s main energy supply agreements at December 31, 2023.

		Overall
		contract
	Energy	volume	Signature	Value
	Source	(in GWh)	date	Date	Maturity	Duration	Nature	Accounting Model
France
Boralex	Wind power	67	2021	2021	2025	5 years	Physical PPA	Own Use exemption
Engie	Solar power	76	2023	2025	2040	15 years	Physical PPA	Own Use exemption
Total Energie	Solar power	100	2023	2025	2045	20 years	Physical PPA	Own Use exemption
Engie	Solar power	102	2023	2025	2045	20 years	Physical PPA	Own Use exemption
Poland
Enertrag-Dunowo Sp.	Wind power	1,274	2021	2024	2035	12 years	Virtual PPA	Cash Flow Hedge
EDF	Wind power	1,686	2022	2023	2030	8 years	Physical PPA	Own Use exemption
RPower	Solar power	585	2023	2024	2034	10.5 years	Physical PPA	Own Use exemption
WPD	Wind power	480	2020	2021	2031	10 years	Physical PPA	Own Use exemption
Romania
Engie Romania	Solar power	145	2023	2025	2029	4.5 years	Virtual PPA	Cash Flow Hedge
Enery Group	Solar power	400	2023	2025	2032	8 years	Virtual PPA	Cash Flow Hedge

The volumes hedged by renewable electricity supply contracts represent a proportion of around 10% of the Group’s annual consumption in 2023 (5,700 GWh in 2023, 5,594 GWh in 2022 and 5,154 GWh in 2021).

14.7    Equity market risk

Orange SA has no call options on its own shares and no commitments for forward purchases of shares. At December 31, 2023, it held 2,429,143 treasury shares. Orange SA owns subsidiaries listed on equity markets whose share value may be affected by general trends in these markets. In particular, the market value of these listed subsidiaries’ shares is one of the measurement variables used in impairment testing.

The UCITS in which Orange invests for cash management purposes do not hold equities.

The Orange group is also exposed to equity risk through some of its retirement plan assets (see Note 6.2).

At December 31, 2023, the Group is not materially exposed to market risk on the shares of listed companies.

14.8    Capital management

Orange SA and its non-financial subsidiaries are not subject to regulatory requirements related to equity (other than the usual standards applicable to any commercial company).

Its financial subsidiaries (like electronic money institutions) are subject to regulatory equity requirements specific to their sector and jurisdiction.

Like any company, Orange manages its financial resources (both equity and net financial debt) as part of a balanced financial policy, aiming to ensure flexible access to capital markets, including for the purpose of selectively investing in development projects, and to provide a return to shareholders.

In terms of net financial debt (see Note 13.3), this policy translates into liquidity management as described in Note 14.3 and a specific attention to credit ratings assigned by rating agencies.

This policy is also reflected, in some markets, by the presence of minority shareholders in the capital of subsidiaries controlled by Orange. This serves to limit the Group’s debt while providing a benefit from the presence of local shareholders.

14.9    Fair value of financial assets and liabilities

The market value of the net financial debt carried by Orange is estimated at 26.3 billion euros at December 31, 2023, for a book value of 27.0 billion euros.

(in millions of euros)			December 31, 2023
	Note	Classification	Book	Estimated	Level 1	Level 2	Level 3
		under IFRS 9 (1)	value	fair	and
				value	cash
Trade receivables		AC	6,046	6,046	—	6,046	—
Financial assets	13.7		3,777	3,777	99	3,286	392
Equity securities		FVOCI	490	491	99	—	392
Equity securities		FVR	173	173	—	173	—
Investments at fair value		FVR	2,678	2,678	—	2,678	—
Cash collateral paid		FVR	21	21	—	21	—
Financial assets at amortized cost		AC	415	415	—	415	—
Cash and Cash equivalents	13.3		5,504	5,504	5,504	—	—
Cash		AC	3,060	3,060	3,060	—	—
Cash equivalents		FVR	2,444	2,444	2,444	—	—
Trade payables		AC	(11,596)	(11,596)	—	(11,596)	—
Financial liabilities	13.3		(35,993)	(35,241)	(28,080)	(6,870)	(291)
Financial debts		AC	(35,702)	(34,950)	(28,080)	(6,870)	—
Other		FVR	(291)	(291)	—	—	(291)
Derivatives (net amount) (2)	13.8		678	678	—	678	—

(1)	"AC" stands for "amortized cost", "FVR" stands for "fair value through profit or loss", "FVOCI" stands for "fair value through other comprehensive income that will not be reclassified to profit or loss."
(2)	The classification for derivatives depends on their hedging qualification.

The table below provides an analysis of the change in level 3 market values for financial assets and liabilities measured at fair value in the statement of financial position.

(in millions of euros)	Equity securities	Financial
		liabilities at fair
		value through
		profit or loss, excluding
		derivatives
Level 3 fair values at December 31, 2022	355	(8)
Gains (losses) taken to profit or loss	—	(5)
Gains (losses) taken to other comprehensive income	(4)	—
Acquisition (sale) of securities	37	—
Other	4	(279)
Level 3 fair values at December 31, 2023	392	(291)

The market value of the net financial debt carried by Orange was estimated at 23.8 billion euros at December 31, 2022, for a book value of 25.3 billion euros.

(in millions of euros)			December 31, 2022
	Note	Classification	Book	Estimated	Level 1	Level 2	Level 3
		under IFRS 9	value	fair value	and cash
Trade receivables		AC	6,237	6,237	—	6,237	—
Financial assets	13.7		5,545	5,545	65	5,124	355
Equity securities		FVOCI	421	421	65	—	355
Equity securities		FVR	205	205	—	205	—
Investments at fair value		FVR	4,500	4,500	—	4,500	—
Cash collateral paid		FVR	38	38	—	38	—
Financial assets at amortized cost		AC	381	381	—	381	—
Cash and Cash equivalents	13.3		5,846	5,846	5,846	—	—
Cash		AC	2,668	2,668	2,668	—	—
Cash equivalents		FVR	3,178	3,178	3,178	—	—
Trade payables		AC	(11,551)	(11,551)	—	(11,551)	—
Financial liabilities	13.3		(36,638)	(35,121)	(27,681)	(7,432)	(8)
Financial debts		AC	(36,630)	(35,113)	(27,681)	(7,432)	—
Other		FVR	(8)	(8)	—	—	(8)
Derivatives (net amount)	13.8		1,069	1,069	—	1,069	—

The market value of the net financial debt carried by Orange was estimated at 31.5 billion euros at December 31, 2021, for a book value of 24.3 billion euros.

			December 31, 2021
(in millions of euros)	Note	Classification	Book	Estimated	Level 1
		under IFRS 9	value	fair value	and cash	Level 2	Level 3
Trade receivables		AC	6,040	6,040	—	6,040	—
Financial assets	13.7		3,291	3,291	55	2,859	377
Equity securities		FVOCI	432	432	55	—	377
Equity securities		FVR	203	203	—	203	—
Investments at fair value		FVR	2,266	2,266	—	2,266	—
Cash collateral paid		FVR	27	27	—	27	—
Financial assets at amortized cost		AC	363	363	—	363	—
Cash and Cash equivalents	13.3		8,188	8,188	8,188	—	—
Cash		AC	2,709	2,709	2,709	—	—
Cash equivalents		FVR	5,479	5,479	5,479	—	—
Trade payables		AC	(11,163)	(11,163)	—	(11,163)	—
Financial liabilities	13.3		(35,348)	(42,534)	(33,058)	(9,466)	(9)
Financial debts		AC	(35,339)	(42,524)	(33,058)	(9,466)	—
Other		FVR	(9)	(9)	—	—	(9)
Derivatives (net amount)	13.8		405	405	—	405	—

Accounting policies

The fair values of financial assets and liabilities in the statement of financial position have been classified based on three hierarchy levels:

–  level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

–  level 2: inputs that are observable for the asset or liability, either directly or indirectly;

–  level 3: unobservable inputs for the asset or liability.

The fair value of the financial assets at fair value through other comprehensive income ("FVOCI" and "FVOCIR") is the quoted price at year-end for listed securities and, for non-listed securities, uses a valuation technique determined according to the most appropriate financial criteria in each case (comparable transactions, multiples for comparable companies, shareholders’ agreement, discounted future cash flows).

For financial assets at amortized cost ("AC"), the Group considers that the carrying value of cash, trade receivables and various deposits provides a reasonable approximation of fair value, due to the high liquidity of these items.

Among financial assets at fair value through profit or loss ("FVR"), with respect to very short-term investments such as deposits, deposit certificates, commercial paper or negotiable debt securities, the Group considers that the par value of the investment and any related accrued interest represent a reasonable approximation of fair value.

The fair value of UCITS is the latest net asset value.

The fair value of equity securities is the quoted price at year-end for listed securities and, for non-listed securities, uses a valuation technique determined according to the most appropriate financial criteria in each case (comparable transactions, multiples for comparable companies, shareholders’ agreement, discounted future cash flows).

For financial liabilities at amortized cost (“AC”) the fair value of financial liabilities is determined using:

–  the quoted price for listed instruments (a detailed analysis is performed in the case of a material decrease in liquidity to evidence whether the observed price corresponds to the fair value; otherwise the quoted price is adjusted);

–  the present value of estimated future cash flows, discounted using rates observed by the Group at the end of the period for other instruments. The results calculated using the internal valuation model are systematically benchmarked with the values provided by Bloomberg.

The Group considers the carrying value of trade payables and deposits received from customers to be a reasonable approximation of fair value, due to the high liquidity of these items.

The fair value of long-term trade payables is the value of future cash flows discounted at the interest rates observed by the Group at the end of the period.

Financial liabilities at fair value through profit or loss (“FVR”) mainly concern firm or contingent commitments to purchase non-controlling interests. Their fair value is measured in accordance with the provisions of the contractual agreements. When the commitment is based on a fixed price, a discounted value is retained.

The fair value of derivatives, mostly traded over the counter, is determined using the present value of estimated future cash flows, discounted using the interest rates observed by the Group at the end of the period. The results calculated using the internal valuation model are consistently benchmarked with the values provided by bank counterparties and Bloomberg.

When there are no reliable market data which identify the probability of default, the CVA (credit value adjustment) and the DVA (debit value adjustment) are measured based on historical default charts and CDS (credit default swap) trends. Counterparty credit risk and the Group’s own specific default risk are also continuously monitored based on the monitoring of debt security credit spreads on the secondary market and other market information. Given the implementation of collateralization, and based on counterparty policies and the management of the indebtedness and liquidity risk described in Note 14, CVA and DVA estimates are not material compared with the measurement of the related financial instruments.